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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 19, 2001


                                MAINSPRING, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
              ---------------------------------------------------
                 (State or other jurisdiction of incorporation)


      0000-31119                                           04-3314689
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                                ONE MAIN STREET
                         CAMBRIDGE, MASSACHUSETTS 02142
                  --------------------------------------------
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:

                                 (617) 588-2300
                                 --------------
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ITEM 9.   REGULATION FD  DISCLOSURE

   Pursuant to an Agreement and Plan of Merger dated as of April 19, 2001 (the "Merger Agreement") among International Business Machines Corporation ("IBM"), Mainspring, Inc. ("Mainspring") and Waterfall Acquisition Corp., a wholly-owned subsidiary of IBM ("Merger Sub"), Merger Sub will merge (the "Merger") with and into Mainspring, with the separate corporate existence of Merger Sub ceasing and Mainspring continuing as the surviving corporation and a wholly-owned subsidiary of IBM. In the Merger, stockholders of Mainspring will receive $4.00 in cash per share of Mainspring common stock. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and a copy of the joint press release of IBM and Mainspring, dated April 19, 2001, is attached as Exhibit 99.1 and is hereby incorporated by reference.

   The consummation of the Merger is subject to various conditions precedent, including, without limitation, (i) approval of the Merger Agreement by the stockholders of Mainspring and (ii) expiration or early termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

   In connection with the Merger, IBM and certain stockholders of Mainspring entered into a Stockholders Agreement (the "Stockholders Agreement"), pursuant to which such stockholders of Mainspring have agreed to vote their shares in favor of the approval of the Merger Agreement. A copy of the Stockholders Agreement is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits.
       ---------

        Exhibit No.   Description
        -----------   -----------
           2.1        Agreement and Plan of Merger dated as of April 19, 2001
                      among International Business Machines Corporation, a
                      New York corporation, Waterfall Acquisition Corp., a
                      Delaware corporation, and Mainspring, Inc., a Delaware corporation.

          99.1 Press Release of Mainspring, Inc. and International Business Machines Corporation, dated April 19, 2001.

          99.2 Stockholders Agreement dated as of April 19, 2001 among International Business Machines Corporation, a New York corporation, and certain stockholders of Mainspring, Inc.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAINSPRING, INC.


Dated:  April 19, 2001                 By: /s/ Mark Verdi
                                           --------------
                                           Mark Verdi
                                           Senior Vice President and
                                           Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------

   2.1 Agreement and Plan of Merger dated as of April 19, 2001 among International Business Machines Corporation, a New York corporation, Waterfall Acquisition Corp., a Delaware corporation, and Mainspring, Inc., a Delaware corporation.

  99.1 Press Release of Mainspring, Inc. and International Business Machines Corporation, dated April 19, 2001.

  99.2 Stockholders Agreement dated as of April 19, 2001 among International Business Machines Corporation, a New York corporation, and certain stockholders of Mainspring, Inc.



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